UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       April 8, 1998

                        STRATEGIC SOLUTIONS GROUP, Inc.

             (Exact name of registrant as specified in its charter)

  Delaware                         1-12536                      11-2964894
(State or other                  (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

       326 First Street, Suite 100, Annapolis, Maryland          21403
           (Address of principal executive offices)            (Zip code)

Registrant's telephone number, including area code             (410) 263-7761

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

(a) Effective April 8, 1998, the Registrant ("Company") entered into an agreement and a plan of merger by and among the Company and U.S. Technologies, Inc. ("UST") and SSGI-UST Acquisition Corporation ("SUAC"). SUAC was merged with and into UST (the "Merger"); following the Merger, UST continued as the surviving corporation and the corporate existence of SUAC ceased. Articles of Merger were filed with the Department of State of the State of Florida on April 8, 1998, being the effective date of the Merger. As a result of the Merger, the Company's ownership in UST was reduced from 100% to 14%.

In consideration for the Merger, the Company received the following:

         (1) 100,000 shares of common stock of UST valued at $500,000 or $5.00 per share. These shares are subject to a registration rights agreement giving the Company the right to a demand registration or a piggy back registration of UST's shares;

         (2) A promissory note from UST in the principal amount of $600,000 with 6% interest due the earlier of the closing of the $2,000,000 private placement of UST or 60 days from the closing of the Merger. The promissory note is secured by all the assets of UST and the pledge of all of the outstanding stock of UST; and

         (3) A 6% subordinated convertible debenture in the principal amount of $927,000 (to be increased for any funding provided by the Company to UST after February 6, 1998, the date the Merger was agreed to). The debenture is due the earlier of a public offering of UST's securities or 18 months from the date of the merger. In addition, the Company has the option to convert the debenture into shares of UST's common stock at a 20% discount to market value conversion ratio at the time of conversion.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS:

(b)       PRO FORMA FINANCIAL INFORMATION

     INTRODUCTION TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

         The Securities and Exchange Commission requires the pro forma restatement of certain previously released financial statements. The following Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 1997 gives effect to the Merger as if it occurred on that date and Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997 gives effect to the Merger as if it occurred as of January 1, 1997. The pro forma adjustments included in the following pro forma financial statements reflect the Company's investment in UST as of the date of the respective financial statements. Such amounts, therefore, differ from the amounts at April 8, 1998 when the transaction was consummated.




                        STRATEGIC SOLUTIONS GROUP, INC.
           UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                            AS OF DECEMBER 31, 1997

                                                  Historical          Assets Disposed:         Disposition             Pro Forma
                                                 Consolidated        U.S. Technologies         Adjustments            Consolidated
                                                 ------------        -----------------         -----------            ------------
Cash and cash equivalents                       $   1,149,372         $   (57,687)           $          --           $   1,091,685
Accounts receivable, net                              666,841            (366,518)                      --                 300,323
Prepaid expenses and other current assets             137,618             (28,997)                      --                 108,621
Net property and equipment                            356,923            (215,205)                      --                 141,718
Other assets                                        1,446,066             (41,709)               2,027,000 (1)           3,431,357
                                                -------------         -----------            -------------           -------------
                                                $   3,756,820         $  (710,116)           $   2,027,000           $   5,073,704
                                                =============         ===========            =============           =============

Accounts payable and accrued expenses           $   1,027,935         $  (750,633)           $          --           $     277,302
Deferred revenue                                       66,558             (63,526)                      --                   3,032
Note payable to bank                                   40,334             (40,334)                      --                       0
Other current liabilities                             168,700            (120,579)                      --                  48,121
Long-term liabilities                               1,487,864                  --                2,291,956 (2)           3,779,820
Total stockholders' equity                            965,429                  --                       --                 965,429
                                                -------------         -----------            -------------           -------------
                                                $   3,756,820         $  (975,072)           $   2,291,956           $   5,073,704
                                                =============         ===========            =============           =============



Notes to Pro Forma Condensed Consolidated Balance Sheet (Unaudited):

(1) Consideration received by the Company included (i) 100,000 shares of common stock of UST valued at $500,000 or $5.00 per share; (ii) a promissory note from UST in the principal amount of $600,000 with 6% interest due the earlier of the closing of a private placement or 60 days from the closing of the Merger; and (iii) a 6% subordinated convertible debenture in the principal amount of $927,000 due the earlier of a public offering of UST's stock or 18 months from the date of the Merger. Valuation of the common stock and collectibility of the promissory note and the convertible debenture are dependent upon UST's ability to obtain financing. For pro forma purposes, no valuation allowance has been assessed for these assets.

(2) Represents the deferral of the gain on disposition calculated as the excess of UST's total liabilities over its total assets plus consideration received. Due to the consideration being dependent upon UST's ability to obtain financing, the Company has deferred the gain on disposition.

                        STRATEGIC SOLUTIONS GROUP, INC.
      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997

                                                        Historical                              Disposition        Pro Forma
                                                       Consolidated         Disposition         Adjustments       Consolidated
                                                       ------------         -----------         -----------       ------------
Revenues                                            $      4,791,823     $    (3,897,861)       $       --        $    893,962
                                                    ----------------     ---------------        ----------        ------------
Operating expenses
        Cost of revenues                                   3,527,089          (2,903,210)               --             623,879
        Research and development                             323,002            (281,395)               --              41,607
        Selling, general and administrative                3,492,154          (2,054,113)               --           1,438,041
                                                    ----------------     ---------------        ----------        ------------
                Total operating expenses                   7,342,245          (5,238,718)               --           2,103,527
                                                    ----------------     ---------------        ----------        ------------
Loss from operations                                      (2,550,422)          1,340,857                --          (1,209,565)
Other income (expense)                                      (349,934)             23,666            62,250 (1)        (264,018)
                                                    ----------------     ---------------        ----------        ------------
Net loss                                            $     (2,900,356)    $     1,364,523        $   62,250        $ (1,473,583)
                                                    ================     ===============        ==========        ============

Net loss per common share - basic and diluted                 ($1.70)                                                   ($0.86)
                                                           =========                                                 =========
Weighted average number of common shares outstanding       1,705,228                                                 1,705,228
                                                           =========                                                 =========

Notes to Pro Forma Condensed Consolidated Statement of Operation (Unaudited):

(1) Represents interest income from the promissory note and the convertible debenture.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         STRATEGIC SOLUTIONS GROUP, INC.

Date:    April 23, 1998                         By:  /s/ Suzanne C. Brown
                                                     _________________________
                                                     Suzanne C. Brown, CFO